    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1998


                                                             FILE NO. 2-71928
                                                             FILE NO. 811-03171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /


                        Post-Effective Amendment No. 22                      /X/


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No. 22                             /X/


                                 -------------

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        / / on (date) pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)


        /X/ on January 4, 1999 pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VALUE LINE
                     U.S. GOVERNMENT SECURITIES FUND, INC.

                        --------------------------------
                                   PROSPECTUS
                                JANUARY 4, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FUND SUMMARY

                           What are the Fund's goals? PAGE 2

                           What are the Fund's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Fund? PAGE 2

                           How has the Fund performed? PAGE 3

                           What are the Fund's fees and expenses? PAGE 4

 HOW WE MANAGE THE FUND

  Our investment strategies PAGE 5

  The securities in which we typically invest PAGE 5

  The risks of investing in the Fund PAGE 6

                     WHO MANAGES THE FUND

                                     Investment Adviser PAGE 7

                                     Portfolio management PAGE 7

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 8

              How to sell shares PAGE 10

              Special services PAGE 11

              Dividends, distributions and taxes PAGE 12

                       FINANCIAL HIGHLIGHTS


                                         Financial Highlights PAGE 13

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

                   The Fund primarily seeks maximum income without undue risk of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   Under normal conditions, we invest at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. We may invest the balance of the Fund's net assets in mortgage-backed securities issued by certain private, non-government organizations. While we emphasize income from such investments, we consider carefully security of principal, marketability, and diversity of investments.

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In particular, the Fund's annual report discusses the relevant market conditions and investment strategies used by the Fund's investment adviser that materially affected the Fund's performance during the last fiscal year. You may obtain these reports at no cost by calling 800-223-0818, or from our Internet site at http://www.valueline.com.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 6.

HOW HAS THE FUND PERFORMED?


                   This bar chart and table can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Government Bond Index and the Lehman Brothers Aggregate Bond Index, which are broad based market indexes. You should remember that unlike the Fund, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                   YEAR BY YEAR RETURNS (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988           7.95%
1989          11.96%
1990          10.31%
1991          16.42%
1992           6.30%
1993           9.80%
1994         -10.67%
1995          14.44%
1996           3.93%
1997           9.22%

BEST QUARTER:                             Q2 1989   +6.17%
WORST QUARTER:                            Q2 1994   (5.57%)

                    1 As of September 30, 1998, the Fund had a year-to-date total return of 8.05%.

                   AVERAGE ANNUAL RETURN AS OF 12/31/97

                                     1 YEAR  5 YEARS   10 YEARS
---------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND      9.22%   4.96%     7.71%
---------------------------------------------------------------
LEHMAN GOVERNMENT BOND INDEX         9.59%   7.34%     8.88%
---------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          9.65%   7.48%     9.18%
---------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?


                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.


                   SHAREHOLDER TRANSACTION EXPENSES

--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES   NONE
AS A PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED
DIVIDENDS                                           NONE
--------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGES (LOAD)    NONE
AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------
REDEMPTION FEE                                      NONE
--------------------------------------------------------
EXCHANGE FEE                                        NONE
--------------------------------------------------------
MAXIMUM ACCOUNT FEE                                 NONE
--------------------------------------------------------

                   Annual Fund operating expenses are expenses that are deducted from the Fund's income or assets. We will not charge you separately for these expenses.

                   ANNUAL FUND OPERATING EXPENSES


         (% OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------
MANAGEMENT FEES                                     0.50%
---------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES               NONE
---------------------------------------------------------
OTHER                                               0.16%
---------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.66%
---------------------------------------------------------


                   EXAMPLE
                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
FUND                            $67     $211     $368     $822

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR INVESTMENT STRATEGIES

                   We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments. The following is a description of how the Adviser pursues the Fund's objectives.

                   We invest primarily in pursuit of a two-pronged investment objective: maximum income and preservation of capital. We blend a number of investment strategies to manage the Fund.


                   To seek current income and help preserve capital, we generally invest at least 80% of the Fund in securities issued by the U.S. government and its agencies and instrumentalities known as U.S. government securities. Typically, securities of medium maturities offer the highest income without undue risk to capital. Accordingly, the weighted average effective maturity of the bond portfolio will generally be between 5 and 10 years. The weighted average effective maturity for the bond portfolio as of August 31, 1998 was 5.92 years. While we do not intend to engage in short term trading, we sell securities regardless of how long we have held them in order to take advantage of better investment opportunities or to adjust to changing economic conditions.


THE SECURITIES IN WHICH WE TYPICALLY INVEST

                   The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

                   U.S. GOVERNMENT SECURITIES: include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, the Tennessee Valley Authority, Farmers Home Administration, and the Export-Import Bank.


                   MORTGAGE-BACKED SECURITIES: fixed-income securities which represent pools of mortgages with investors receiving principal and interest payments as the underlying mortgage loans are paid back. We invest in those mortgage-backed securities issued by certain government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market or other conditions, we may invest up to 20% of the Fund's net assets in cash or cash equivalents for temporary defensive purposes.

                   PORTFOLIO TURNOVER
                   The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives which may result in higher brokerage commissions and other expenses.

THE RISKS OF INVESTING IN THE FUND


                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The chief risk you assume when investing in this Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease. Please see the Statement of Additional Information for a further discussion of risks.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER


                   Value Line, Inc. serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients with combined assets of over $4 billion.


                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.50% of the average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY TELEPHONE

                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 1-800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. If you are making an initial purchase by mail, you must include a completed Account Application, or an appropriate retirement plan application if you are opening a retirement account, with your check.

                    / / BY EXCHANGE

                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729.


                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when we receive your purchase order.


                   If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.


                   We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each business day. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. With assistance from an independent pricing service, we price securities and other assets for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined by the Board of Directors. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / BY MAIL

                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                    / / BY TELEPHONE OR WIRE
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / BY CHECK
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares.


                   When you send us a properly completed request to sell or exchange shares, you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the gain from your sale of shares. We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we honor your request to sell these shares.


                   The Fund has authorized brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they accept your order.

                   ACCOUNT MINIMUM
                   If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / You can exchange all or part of your shares for shares in another Value Line fund without paying a sales charge. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.


                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Individual Retirement Account (IRA) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund pays dividends quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. Distributions from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains distributions may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. All information reflects financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.


                   FINANCIAL HIGHLIGHTS

                   -------------------------------------------------------------


SELECTED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR:
                                                                   YEAR ENDED AUGUST 31,
------------------------------------------------------------------------------------------------------------
                                                   1998         1997         1996         1995          1994
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $11.04       $10.85       $11.28       $11.20        $13.44
------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:

    Net investment income                           .69          .74          .77          .74           .82

    Net gains or losses on securities (both
    realized and unrealized)                        .41          .21         (.43)         .04         (1.80)
------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
    operations                                     1.10          .95          .34          .78          (.98)
------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

    Dividends from net investment income           (.70)        (.76)        (.77)        (.70)         (.93)

    Distributions from capital gains                 --           --           --           --          (.33)
------------------------------------------------------------------------------------------------------------
    Total distributions                            (.70)        (.76)        (.77)        (.70)        (1.26)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $11.44       $11.04       $10.85       $11.28        $11.20
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      10.28%        9.01%        3.06%        7.37%        (7.87)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)         $185,294     $185,004     $214,889     $256,004     $ 339,478

Ratio of operating expenses to average net
assets                                              .66%(1)      .65%(1)      .65%(1)      .66%         .63%

Ratio of net investment income to average net
assets                                             6.07%        6.52%        6.74%        6.58%        6.58%

Portfolio turnover rate                             159%         255%         158%         193%         100%
------------------------------------------------------------------------------------------------------------



                    (1) Before offset of custody credits.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated January 4, 1999, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818.

                   You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 419729
                                                                     Kansas City, MO 64141-6729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-03171

                           VALUE LINE U.S. GOVERNMENT
                             SECURITIES FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 4, 1999
-------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. dated January 4, 1999, a copy of which may be obtained without charge by writing or telephoning the Fund. Certain information in the Fund's 1998 Annual Report to Shareholders is incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

                                 --------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                      ---------
Description of the Fund and Its Investments and Risks...............................       B-2
Management of the Fund..............................................................       B-7
Investment Advisory and Other Services..............................................       B-9
Brokerage Allocation and Other Practices............................................       B-10
Capital Stock.......................................................................       B-11
Purchase, Redemption and Pricing of Shares..........................................       B-11
Taxes...............................................................................       B-12
Performance Data....................................................................       B-13
Financial Statements................................................................       B-15

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    INVESTMENT STRATEGIES AND RISKS. The Fund has a fundamental policy that under normal conditions at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"). The balance of the Fund's net assets may be invested in repurchase agreements, commercial paper, convertible debentures, short-term money market instruments, preferred stocks, common stocks, and bonds at such times and in such amounts as in the opinion of the Adviser seem appropriate to achieve the Fund's investment objective.

    Among the investment strategies that may be used by the Adviser in managing the Fund that are not principal strategies and the risks of such strategies are the following:

    RESTRICTED SECURITIES. On occasion the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its total assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund has no present intention to purchase such securities.


    STRUCTURED SECURITIES. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

    CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

    INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.


    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.


    WHEN-ISSUED TRANSACTIONS. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

    STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

VARIABLE AND FLOATING RATE SECURITIES

    The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

BANK OBLIGATIONS

    The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

    Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

ZERO COUPON BONDS

    The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its total assets. The Board of Directors monitors the creditworthiness of parties dealing with the Fund in repurchase agreements and loans of the portfolio securities.

    YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


    The Year 2000 Problem is expected to impact U.S. Government agencies and instrumentalities and corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


    FUND POLICIES:

          (i)
            The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii)
            The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

        (iii)
            The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv)
            The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

          (v)
            The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi)
            The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The
    Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral).


        (vii)
            The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's assets taken at market may at any one time be held as collateral for such sales.

       (viii)
            The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

         (ix)
            The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10%
    of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi)
            The Fund may not purchase securities for the purpose of exercising control over another company.

        (xii)
            The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

       (xiii)
            The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in U.S. Government Securities.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 64                             of Directors and       Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc. (the "Distributor"); Chairman and
                                                           President of each of the 15 Value Line Funds.
 John W. Chandler                   Director               Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc. Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 75                                                    Emeritus, Williams College.
*Leo R. Futia                       Director               Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                     of The Guardian Life Insurance Company of
 New York, NY 10003                                        America and Director since 1970. Director
 Age 79                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company, Inc., Guardian Investor Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.
 David H. Porter                    Director               President Emeritus, Skidmore College since
 813 North Broadway                                        January 1, 1999; President, Skidmore College,
 Saratoga Springs, NY 12866                                1987-1998; Director of Adirondack Trust
 Age 62                                                    Company.
 Paul Craig Roberts                 Director               Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 59
 Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of
 1409 Beaumont Drive                                       Trustees.
 Gladwyne, PA 19035
 Age 49

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
 Bruce Alston                       Vice President         Portfolio Manager with the Adviser since
 Age 53                                                    1997; Portfolio Manager with Dreyfus
                                                           Management, Inc., 1994-1996, and Prudential
                                                           Capital Markets Group, 1981-1994.
 Nathan N.J. Grant                  Vice President         Portfolio Manager with the Adviser since
 Age 28                                                    1996; Trader, Fixed Income Securities,
                                                           Blaylock & Partner, 1994-1996; Trader,
                                                           Donaldson, Lufkin, Jenrette, 1992-1994.
 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 41                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor. Vice Presi-
                                                           dent, Secretary and Treasurer of each of the
                                                           15 Value Line Funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended August 31, 1998. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED AUGUST 31, 1998

                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  --------------
Jean B. Buttner                                 $     -0-                N/A             N/A     $      -0-
John W. Chandler                                    2,968                N/A             N/A         35,620
Leo R. Futia                                        2,968                N/A             N/A         35,620
David H. Porter                                     2,037                N/A             N/A         24,443
Nancy-Beth Sheer                                    2,968                N/A             N/A         35,620
Paul Craig Roberts                                  2,968                N/A             N/A         35,620

    As of August 31, 1998, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Guardian Insurance & Annuity Company, Inc., 201 Park Avenue South, New York, NY 10003, which owned 873,347 shares of record or approximately 5.4%. The Adviser and its parent, Arnold Bernhard & Co., Inc., owned

781,710 shares (4.8%) and Jean B. Buttner, Chairman and CEO of the Adviser and its parent and of the Fund owned 227,594 shares (1.40%). In addition, First Union National Bank as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 172,112 shares (1.06%). Certain other officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

    Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for an advisory fee payable monthly at a rate equal to 1/2 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended August 31, 1996, 1997 and 1998, the Fund paid or accrued advisory fees of $1,170,848, $991,099 and $932,396, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $4.5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information no such agreements exist.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 1004 Baltimore, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also perform certain tax preparation services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $3,013, $9,414, and $1,094, respectively.

                                 CAPITAL STOCK

    Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.


AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.


RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


    For Federal income-tax purposes, the Fund had a net capital-loss carryover at August 31, 1998, of $49,044,227 of which $37,238,382 will expire in 2003,
$8,976,510 will expire in 2004 and $2,829,335 will expire in 2005. Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended August 31, 1998, the Fund did not incur such losses.



    Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. The Fund does not anticipate that any distributions will be eligible for the dividends received deduction for corporate shareholders. Upon request, the Fund will inform shareholders of the amounts of dividends which so qualify.


    A distribution by the Fund will result in reduction in the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Under certain circumstances, a loss on the sale or redemption of shares held for twelve months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.


    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.


    The Fund's average annual total returns for the one, five and ten year periods ending August 31, 1998 were 10.28%, 4.15% and 7.69%, respectively.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Fund may also quote its current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

               Yield = 2 [(a - b + 1)to the power of 6 -1)]
                            ---
                            cd

               Where:  a     =     dividends and interest earned during the
                                   period (calculated as required by the
                                   Securities and Exchange Commission);
                       b     =     expenses accrued for the period (net of
                                   reimbursements);
                       c     =     the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends;
                       d     =     the maximum offering price per share on
                                   the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.


    The Fund may also, from time to time, include a reference to its current quarterly or annual yield in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).


    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.


    The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices (such as the Lehman Government Bond Index and the Lehman Aggregate Bond Index) and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.


    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended August 31, 1998, including the financial highlights for each of the five fiscal years in the period ended August 31, 1998, appearing in the 1998 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION



ITEM 23.  EXHIBITS.



    (a) Articles of Incorporation. Incorporated by reference to Exhibit 1 to Registration Number 2-71928.



    (b) By-laws, as amended. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Number 2-71928.



    (c) Instruments Defining Rights of Security Holders. Reference is made to
       Article 5 of the Articles of Incorporation filed as Exhibit (a) hereto.



    (d) Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Number 2-71928.



    (e) Principal Underwriter and Distributor Agreement. Incorporated by reference to Exhibit 6 to Registration Number 2-71928.



    (f) Custodian Agreement. Incorporated by reference to Post-Effective Amendment No. 14 to Registration Number 2-71928.



    (g) Legal Opinion. Incorporated by reference to Exhibit 5 to Registration Number 2-71928.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    None


ITEM 25.  INDEMNIFICATION.


    Incorporated by reference from Post-effective Amendment No. 11 (filed with the Commission December 22, 1987).


ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.



    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.



                                     POSITION WITH
           NAME                       THE ADVISER                              OTHER EMPLOYMENT
--------------------------  --------------------------------  ---------------------------------------------------
Jean Bernhard Buttner       Chairman of the Board, President  Chairman of the Board and Chief Executive Officer
                            and Chief Executive Officer       of Arnold Bernhard & Co., Inc. and Chairman of the
                                                              Value Line Funds and the Distributor

Samuel Eisenstadt           Senior Vice President and         ---------------------------------------------
                            Director

David T. Henigson           Vice President, Treasurer and     Vice President and a Director of Arnold Bernhard &
                            Director                          Co., Inc. and the Distributor

Howard A. Brecher           Vice President, Secretary and     Vice President, Secretary, Treasurer and a Director
                            Director                          of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.         Director                          Retired Administrative Law Judge

W. Scott Thomas             Director                          Partner, Brobeck, Phleger & Harrison, attorneys,
                                                              One Market Plaza, San Francisco, CA 94105

                                     POSITION WITH
           NAME                       THE ADVISER                              OTHER EMPLOYMENT
--------------------------  --------------------------------  ---------------------------------------------------
Linda S. Wilson             Director                          President, Radcliffe College, 10 Garden Street,
                                                              Cambridge, MA 02138



ITEM 27.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

    (b)

                                  (2)
                              POSITION AND             (3)
           (1)                  OFFICES            POSITION AND
   NAME AND PRINCIPAL       WITH VALUE LINE        OFFICES WITH
    BUSINESS ADDRESS        SECURITIES, INC.        REGISTRANT
-------------------------  ------------------  --------------------
Jean Bernhard Buttner      Chairman of the     Chairman of the
                           Board               Board and President

David T. Henigson          Vice President,     Vice President,
                           Secretary,          Secretary and
                           Treasurer and       Treasurer
                           Director

Stephen LaRosa             Asst. Vice          Asst. Treasurer
                           President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


          Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

          State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 419729
        Kansas City, MO 64141
        For records pursuant to Rule 31a-1(b)(2)(iv)

          State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.


    None.


ITEM 30.  UNDERTAKINGS.



    None.


                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 22 to the registration statement on Form N-1A (the "Registration Statement") of our report dated October 22, 1998, relating to the financial statements and financial highlights appearing in the August 31, 1998 Annual Report to Shareholders of Value Line U.S. Government Securities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 28, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28 day of October, 1998.


                                          VALUE LINE U.S. GOVERNMENT
                                          SECURITIES FUND, INC.

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                            SIGNATURES                                 TITLE                        DATE
           --------------------------------------------  ---------------------------------  --------------------

                         *JEAN B. BUTTNER                Chairman and Director; President;      October 28, 1998
                        (JEAN B. BUTTNER)                  Principal Executive Officer

                        *JOHN W. CHANDLER                Director                               October 28, 1998
                        (JOHN W. CHANDLER)

                          *LEO R. FUTIA                  Director                               October 28, 1998
                          (LEO R. FUTIA)

                         *DAVID H. PORTER                Director                               October 28, 1998
                        (DAVID H. PORTER)

                       *PAUL CRAIG ROBERTS               Director                               October 28, 1998
                       (PAUL CRAIG ROBERTS)

                        *NANCY-BETH SHEERR               Director                               October 28, 1998
                       (NANCY-BETH SHEERR)

                      /s/ DAVID T. HENIGSON              Treasurer; Principal Financial         October 28, 1998
           ............................................    and Accounting Officer
                       (DAVID T. HENIGSON)



*By      /s/ DAVID T. HENIGSON

   .................................

           (DAVID T. HENIGSON,
           ATTORNEY-IN-FACT)